DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2014
Discontinued Operations [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS

In December 2012, the Company agreed to an early termination of the time charter out contracts on the two OBO carriers, Front Viewer and Front Guider. The Company also agreed with Ship Finance to terminate the long term charter parties for these two OBO carriers. The charter party for Front Viewer terminated in December 2012 and the charter party for the Front Guider terminated in March 2013. Following the termination of the lease on the Front Guider, the last of the Company's carriers, the results of the OBO carriers have been recorded as discontinued operations. Amounts included in the consolidated statement of operations for the year ended December 31, 2012 have been reclassified in order to conform to the presentation resulting from discontinued operations.

Amounts recorded in respect of discontinued operations in the year ended December 31, 2014, 2013 and 2012 are as follows;

(in thousands of $)	2014	2013	2012
Operating revenues	—	1,840	89,747
Loss on sale of assets	—	(847)	(17,946)
Contingent rental expense	—	—	32,156
Impairment loss on vessels	—	—	27,316
Net loss from discontinued operations	—	(1,204)	(12,544)

The Company recorded an impairment loss of $27.3 million in 2012. This loss relates to four OBO carriers held under capital lease – Front Rider ($4.9 million), Front Climber ($4.2 million), Front Driver ($4.0 million) and Front Guider ($14.2 million). The impairment loss recorded on each vessel is equal to the difference between the asset's carrying value and estimated fair value. Three of these leases were terminated during 2012 and one lease was terminated during 2013.